Exhibit 10.2

                           INDEMNIFICATION AGREEMENT

     AGREEMENT dated as of the ____ day of _____, 2005 between KAMAN CORPORATION, a Connecticut corporation (the "Company"), and ___________ of ___________ (the "Indemnitee").

                              W I T N E S S E T H:

         WHEREAS, at the request of the Company, the Indemnitee serves as a trustee of a voting trust (the "Voting Trust") established under a Voting Trust Agreement dated August 14, 2000 in which has been deposited 199,802 shares of the Company's Class B Common Stock; and

         WHEREAS, the Indemnitee further serves as an attorney-in-fact under a Durable Power of Attorney, dated May 7, 1996, given by Charles H. Kaman (the "Durable Power of Attorney"); and

         WHEREAS, the Company and the Indemnitee recognize to need for substantial protection against individual liability arising out of the Indemnitee's service in such capacities; and

         WHEREAS, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to the Indemnitee as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual benefits to be derived from this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.  Indemnification.

             (a) The Company hereby agrees to indemnify the Indemnitee in the event the Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any action, suit or proceedings (including any appeal), whether civil, criminal, administrative, investigative or other, relating to any occurrence or event before or after the date hereof, by reason of the fact that the Indemnitee is or was serving at the request of the Company as a trustee of the Voting Trust and/or an attorney-in-fact under the Durable Power of Attorney, and with respect to any action taken or not taken in good faith by the Indemnitee in either such capacity, including but not limited to any such action, suit or proceeding (including any appeal), whether civil, criminal, administrative, investigative or other by any third party or by or in the right of the Company, the Voting Trust or Charles H. Kaman (hereinafter called a "Claim"), for and against expenses, including attorneys' fees, and all other costs, charges and expenses paid, incurred by or assessable against the Indemnitee in connection with investigating, defending, being a witness in or participating in, or preparing to defend, be a witness in or participate in, any Claim (collectively, "Expenses") and judgments, fines, penalties, taxes (including excise taxes), and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in respect of the foregoing) incurred by the Indemnitee in connection with any Claim (collectively, "Damages").

             (b) If requested by the Indemnitee, the Company shall, upon presentation of bills, statements of account or invoices for Expenses relating to a Claim, advance to or pay on behalf of the Indemnitee, within 30 days of such request, any and all Expenses shown on such bills, statements or invoices relating to such Claim (an "Expenses Advance"), upon (i) receipt of a written affirmation of the Indemnitee's good faith belief that the conduct of the Indemnitee was (A) not opposed to the Company's best interests; (B) in the case of any criminal proceeding, the Indemnitee had no reasonable cause to believe the Indemnitee's conduct was unlawful; or (C) that the proceeding involves conduct for which liability has been limited under a provision of the Company's Amended and Restated Certificate of Incorporation authorized by the Connecticut Business Corporation Act (the "CBCA"); (ii) receipt of a written undertaking by or on behalf of the Indemnitee to repay such Expense Advance in the event of a final determination, adjudication or judgment (as to which all rights of appeal have been exhausted or have lapsed) that the Indemnitee is not entitled to indemnification pursuant to this Agreement; and (iii) if required under applicable law, a determination is made that the facts then known to those making the determination would not preclude indemnification under the CBCA.

             (c) In the event that the Indemnitee demands indemnification hereunder as a result of any Claim, the Indemnitee shall provide the Company with notice of such Claim and shall make available to the Company all information in the Indemnitee's possession that reasonably relates to such Claim. The Company shall have the right, but not the obligation, to control the defense of the Indemnitee from such Claim at the Company's sole cost and expense and by counsel mutually acceptable to the Company and the Indemnitee. In the event that the Company shall elect to exercise such right to control such defense, the Indemnitee shall have the right to participate in such defense at the Indemnitee's sole expense and through counsel of its choice. No Claim shall be settled or compromised without the consent of the Company, which shall not be unreasonably withheld, unless the Company shall have failed, after the lapse of a reasonable time, but in no event more than 30 days after notice to the Company of such proposed settlement or compromise, to notify the Indemnitee of the Company's reasonable objection thereto. The Indemnitee's failure to give timely notice or to provide copies of documents or to furnish information in connection with any Claim shall not constitute a defense to any claim for indemnification by the Indemnitee hereunder except, and only to the extent, that the Company is materially prejudiced thereby.

             (d) If there has not been a Change in Control (as defined in Section 2(b) hereof), any determination required by the CBCA that indemnification of the Indemnitee is permissible in the circumstances shall be made by the Company's Board of Directors (the "Board"), a committee of the Board, special legal counsel, or the Company's shareholders (the "Reviewing Party") in accordance with the CBCA, with the method of determination to be chosen by the Board. If there has been a Change in Control, the Reviewing Party shall be the special legal counsel selected by the Company in accordance with the CBCA and approved by the Indemnitee (which approval shall not be unreasonably withheld) unless (i) the Change in Control has been approved by a majority of the Board who were directors immediately prior to such Change in Control and (ii) the individuals who were directors prior to the Change in Control constitute at least two-thirds of the members of the Board as of the date of the determination. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that the Indemnitee would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation in any court in the State of Connecticut having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, or the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.

         2.  Change in Control.

             (a) If there has been a Change in Control, except as otherwise provided in Section 1(d) of this Agreement, special legal counsel shall be selected by the Company in accordance with the CBCA and approved by the Indemnitee (which approval shall not be unreasonable withheld) and such special legal counsel shall determine whether the officer or director is entitled to indemnity payments and Expense Advances under this Agreement or any other agreement or Certificate of Incorporation or By-laws of the Company now or hereafter in effect relating to Claims for Indemnifiable Events. Such special legal counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee will be permitted to be indemnified. The Company agrees to pay the reasonable fees of the special legal counsel and to indemnify fully such special legal counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special legal counsel pursuant hereto.

             (b) For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

                 (i) any Person (as defined below) is or becomes the Beneficial Owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on November 1, 2003, constituted the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Company in office immediately prior to any such contest) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office; or

                 (iii) there is consummated a Merger, as defined below, of the Company with any other business entity, other than (A) a Merger which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such Merger continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such Merger, generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof and, in the case of such surviving entity or any parent thereof, of a class registered under Section 12 of the Exchange Act, or (B) a Merger effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company; or

                 (iv) (A) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale and of a class registered under Section 12 of the Exchange Act, or (B) a disposition or divestiture by the Company or any Subsidiary of the Company to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, including, without intending to limit the foregoing, any such disposition or divestiture effected by (x) a sale of all or substantially all of the securities or all or substantially all of the assets of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, (y) the Merger of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a Merger which would result in the voting securities of the Subsidiary party to such Merger outstanding immediately prior to such Merger continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 65% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such Merger and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (z) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a business entity owning such securities or assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Company's stockholders.

                 (v) As used herein, "Merger" means a merger, share exchange, consolidation or similar business combination under applicable law.

                 (vi) As used herein, "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its direct or indirect Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, (E) the voting trust established pursuant to a Voting Trust Agreement dated August 14, 2000 between John C. Yavis, Jr., as General Partner of Newgate Associates Limited Partnership and the trustees named therein (the "Newgate Voting Trust"), provided that the following individuals continue to constitute a majority of the voting trustees of that voting trust: individuals serving as trustees of the Newgate Voting Trust as of November 1, 2003 and individuals designated by the Board in accordance with the terms of that voting trust, provided no Change in Control pursuant to Section 2(b)(2) of this Agreement has occurred, (F) the individuals referred to in the immediately preceding subsection (E) solely with respect to their status as Beneficial Owners of securities of the Company subject to the Newgate Voting Trust, (G) Charles H. Kaman, any individual to whom he has directly granted a general power of attorney, or any entity created or controlled by him, provided that he and/or any attorneys-in-fact appointed directly by him possess and exercise, in person or by proxy solicited by the Board, the right to vote all securities of the Company generally entitled to vote in the election of directors of the Company, of which he, any such holder of his general power of attorney, or any such entity is the Beneficial Owner, and (H) the holder of a general power of attorney and the attorneys-in-fact referred to in the immediately preceding subsection (G) solely with respect to their status as Beneficial Owners of securities of the Company because of their appointment as such.

         3. Indemnification for Additional Expenses. The Company shall indemnify the Indemnitee against any and all Expenses and, if requested by the Indemnitee, shall, upon presentation of bills, statements of account or invoices for Expenses, within 30 days of such request advance such Expenses shown on such bills, statements or invoices to the Indemnitee, which are incurred by the Indemnitee in connection with any claim asserted by or action brought by the Indemnitee for (a) indemnification or advance payment of Expenses in accordance with Section 1(b) hereof by the Company under this Agreement, any other agreement to which the Company and the Indemnitee are parties, any provision of the Company's Certificate of Incorporation or By-laws now or hereafter in effect relating to Claims and/or (b) recovery under any directors' and officers' liability insurance policies maintained by the Company relating to Claims, upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such expenses in the event of a final determination, adjudication or judgment (as to which all rights of appeal have been exhausted or have lapsed) that the Indemnitee is not entitled to indemnification.

         4. Partial Indemnity; Successful Defense; Burden of Proof. If the Indemnitee is entitled under any provisions of this Agreement to indemnification by the Company for some or a portion of the Expenses and Damages but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to the maximum amount permitted under applicable law. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any or all Claims or in defense of any issue or matter therein, the Indemnitee shall be indemnified against any and all Expenses and Damages. In connection with any determination by action of the Board of Directors of the Company, arbitration agency or court of competent jurisdiction regarding whether the Indemnitee is or is not entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

         5. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order or settlement (whether with or without court approval), conviction or upon a plea of nolo contendere or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or had any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law.

         6. Contribution. In the event that the indemnification provided for in this Agreement is unavailable to the Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the Expenses and Damages, in such proportion as is deemed fair and reasonable in light of all of the circumstances of the related Claim by the Board of Directors of the Company or by the arbitrator, agency or court before which such Claim was brought in order to reflect (a) the relative benefits received by the Company, or any subsidiary or affiliate of the Company, and the Indemnitee as a result of the events and/or transactions giving rise to such Claim and/or (b) the relative fault of the Company or any subsidiary or affiliate of the Company (and its directors, officers, employees and agents other than the Indemnittee) and the Indemnitee in connection with such events and/or transactions.

         7. Interpretation of Indemnity. It is agreed between the parties that, although the indemnities and other protections given by the Company to the Indemnitee are considered necessary, fair and reasonable, if it should be found that any of the provisions are void as going beyond that which is permitted by law and if, by deleting part of the wording or by substituting a more restricted indemnity or protection than that set out in Section 1, such provision would be valid and enforceable, there shall be substituted such more restricted indemnity or other provision or such deletions shall be made as shall render Section 1 or such part thereof valid and enforceable; provided, however, that the terms of such substituted indemnity or other provision or such deletions shall be consistent with the provisions of Section 12.

         8. Notices to the Company by the Indemnitee. The Indemnitee agrees to notify the Company promptly in writing upon being served with or having actual knowledge of any citation, summons, complaint, indictment or any other similar document relating to any action which may result in a claim for indemnification or contribution hereunder.

         9. Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under the Certificate of Incorporation or By-laws of the Company or of any subsidiary or affiliate of the Company, or under applicable law or otherwise, and nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any such other provision. It is the intention of the Company that the Indemnitee be indemnified hereunder to the maximum extent that a corporation organized under the laws of Connecticut may indemnify its officers, directors, employees and agents pursuant to the CBCA, or if applicable law prohibits indemnification to such extent, to the maximum extent permitted hereunder by causing any subsidiary or affiliate of the Company to satisfy such obligation on behalf of the Company.

         10. Amendments, Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and, in the case of the Company, its successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company) or, in the case of the Indemnitee, his or her heirs and legal representatives. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company, or any subsidiary or affiliate of the Company, or any other enterprise at the Company's request.

         12. Severability. Subject to Section 4, if a court of competent jurisdiction shall determine that any provision of this Agreement is void and of no effect, the provisions of this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision, and this Agreement as so amended or modified shall not be rendered unenforceable or impaired but shall remain in force to the fullest extent possible in keeping with the intention of the parties hereto.

         13. Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Connecticut applicable to agreements made and to be performed entirely within such State.

         14. Liability Insurance. To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with the terms of such policy or policies, to the maximum extent of the coverage available for any other director or officer of the Company under such insurance policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

         15. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, seven business days after mailing by certified or registered mail, return receipt requested, with postage prepaid, upon delivery when delivered by facsimile and the sender has confirmation of delivery, or upon delivery by a courier service:

             (a)    If to the Indemnitee:

                    At the address for the Indemnitee shown in the Company's records

             (b)    If to the Company:

                    Kaman Corporation
                    1332 Blue Hills Avenue
                    Bloomfield, CT 06002
                    Attention:   Candace A. Clark, Esq.
                                 Senior Vice President and Secretary

or to such other address as the Indemnitee or the Company shall designate in writing pursuant to the above.

             IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                                     KAMAN CORPORATION

                                     By:   ____________________________



                                     INDEMNITEE:

                                     __________________________________